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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2007

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 (Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada

 33-23473

11-2917728

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                        (State or other jurisdiction           (Commission File Number)     (IRS Employer ID No.)

                              of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

NA

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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets

ITEM 3.02 Unregistered Sales of  Equity Securities

On August 15, 2007, registrant’s wholly-owned subsidiary, My Tel Co, Inc. (“My Tel”), a New York corporation, closed the acquisition of the purchase of Midwest Marketing Group, Inc. (“Midwest”), a Nebraska corporation.    My Tel purchased all of the outstanding common stock of Midwest resulting in the acquisition of both Midwest and its wholly-owned subsidiary Northstar Telecom Inc. (“Northstar”), a Nebraska corporation that operates as a competitive local exchange carrier.  Total consideration for the purchase of the outstanding Midwest stock was 300,000 shares of Cordia Corporation restricted common stock issued on a pro rata basis to each of the selling shareholders based on their percentage of ownership, $500,000 in cash and a three (3) year note (“Note”) in the amount of $1,750,000 bearing interest of 6% with monthly payments of principal and interest.  The Note is subject to post closing adjustment for (1) selling shareholders non-payment of certain obligations incurred prior to and still outstanding as of August 15, 2007 or (2) if the estimates and schedule relied upon in determining the value of the Note is in the aggregate $100,000 greater than or lesser than the actual amounts payable and receivable as of August 15, 2007 as determined on or before April 15, 2008.

ITEM 8.01

Other Events

On August 15, 2007, My Tel Co, Inc. issued a press release announcing the closing of the acquisition of Midwest and Northstar.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Amendment No. 1 to the Stock Purchase Agreement

99.2                                                  Press Release dated August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                       Cordia Corporation

                                                                                                                        By: /s/ Joel Dupré

Date: August 15, 2007                                                                                 Joel Dupré, Chief Executive Officer,

                                                                                                                         Duly Authorized Officer